SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       August 26, 2003
                                                 ----------------------------


                          Community Capital Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                 (State or Other Jurisdiction of Incorporation)


        0-18460                                      57-0866395
(Commission File Number)                  (I.R.S. Employer Identification)



               1402-C Highway 72, Greenwood, South Carolina 29649
          (Address, Including Zip Code of Principal Executive Offices)



                                 (864) 941-8200
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On August 26, 2003, Community Capital Corporation redeemed 152,630 shares of its common stock in a private transaction with a single shareholder. The redemption price paid was $17.50 per share for an aggregate redemption price of $2,671,025. As a private transaction, this redemption occurred outside of the share repurchase program announced on March 20, 2003.

         Following the redemption, Community Capital Corporation has 3,438,523 shares outstanding. The common stock of Community Capital Corporation trades under the symbol "CYL", and the closing price per share on August 25, 2003, as reported by the American Stock Exchange, was $19.49.

Item 7.           Financial Statements and Exhibits.

         (a) - (b) Not applicable.

         (c) Exhibits. None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COMMUNITY CAPITAL CORPORATION


Date: August 26, 2003                       By: /s/ WILLIAM G. STEVENS
                                               ------------------------------
                                                    William G. Stevens
                                           Its: President and Chief Executive
                                                Officer